As filed with the Securities and Exchange Commission on December 19, 1996


                           1940 Act File No.811-5003

                       1933 Act File No. _______

________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-2

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [x]
               Pre-Effective Amendment No. ___
               Post-Effective Amendment No. ___

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [x]
               Amendment No. ___

                           BLUE CHIP VALUE FUND, INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             1225 Seventeenth Street, 26th Floor, Denver, CO 80202
             -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                  (303) 312-5100
               -------------------------------------------------
              (Registrant's Telephone Number, including Area Code)


                   Kenneth V. Penland, Chairman of the Board
                            1225 Seventeenth Street
                                   26th Floor
                                Denver, CO 80202
                    --------------------------------------
                    (Name and Address of Agent for Service)

                                   ----------

                                With Copies to:
                              Henry S. Hilles, Jr.
                             Drinker Biddle & Reath
                                  PNB Building
                              1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.
                     [_]

It is proposed that this filing will become effective (check appropriate box)


     [x]  when declared effective pursuant to section 8(c)


If appropriate, check the following boxes:

     [_] this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     [_] this form is filed to register an additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______________.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------------------------------------
         Title of                               Proposed Maximum     Proposed Maximum
     Securities Being           Amount Being     Offering Price         Aggregate              Amount of
        Registered               Registered         Per Unit          Offering Price       Registration Fee
--------------------------------------------------------------------------------------------------------------
  Shares of Common Stock         2,843,750           $10.00            $28,437,500              $8,618
(par value $0.01 per share)

______________________
     1. As calculated pursuant to Rule 457(c) under the Securities Act of 1933. Based on the average high and low sale prices reported on the New York Stock Exchange on December 16, 1996.

                           BLUE CHIP VALUE FUND, INC.

                             CROSS REFERENCE SHEET
                             ---------------------



     ITEM NUMBER AND HEADING
     -----------------------

     PART A                                  CAPTION IN PROSPECTUS
     ------                                  ---------------------

     1. Outside Front Cover                         Cover Page

     2. Inside Front and Outside Back Cover Page    Cover Page

     3. Fee Table and Synopsis                      Fee Table

     4. Financial Highlights                        Financial Highlights

     5. Plan of Distribution                        The Offer

     6. Selling Shareholders                              *

     7. Use of Proceeds                             Use of Proceeds

     8. General Description of the Registrant       The Fund

     9. Management                                  Management of the Fund

     10.Capital Stock, Long-Term Debt,              Capital Stock
          and Other Securities

     11. Defaults and Arrears on Senior Securities        *

     12. Legal Proceedings                                *

     13. Table of Contents of the Statement
          of Additional Information                 Statement of Additional
                                                        Information


     PART B                   CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
     ------                   ----------------------------------------------

     14. Cover Page                                Cover Page

     15. Table of Contents                         Table of Contents

     16. General Information and History                  *

     17. Investment Objective and Policies         Investment Objective and
                                                       Policies

     18. Management                                Management

     19. Control Persons and Principal Holders     Control Persons and Principal
          of Securities                                Holders of Securities

     20. Investment Advisory and Other Services    Investment Advisory and
                                                       Other Services

     21. Brokerage Allocation and Other            Brokerage Allocation
          Practices                                    and Other Practices

     22. Tax Status                                Tax Status

     23. Financial Statements                      Financial Statements



     * Not applicable

                             SUBJECT TO COMPLETION
                PRELIMINARY PROSPECTUS DATED DECEMBER ___, 1996

     Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of the offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.


PROSPECTUS
----------
                               2,275,000 SHARES


                                      OF

                    COMMON STOCK ISSUABLE UPON EXERCISE OF

              RIGHTS TO SUBSCRIBE FOR SUCH SHARES OF COMMON STOCK

                          BLUE CHIP VALUE FUND, INC.


     Blue Chip Value Fund, Inc. (the "Fund") is offering to its stockholders of record as of the close of business on January 31, 1997 rights ("Rights"), entitling the holders thereof to subscribe for an aggregate of 2,275,000 shares of the Fund's Common Stock (the "Offer") at the rate of one share of Common Stock for each five (5) Rights held.Stockholders who fully exercise their Rights will have, subject to certain limitations and subject to allotment, an over-subscription privilege (the "Over-Subscription Privilege"). The Rights are non-transferable and will not be admitted for trading on the New York Stock Exchange. See "The Offer." THE SUBSCRIPTION PRICE PER SHARE WILL BE THE LESSER OF 95% OF THE LAST REPORTED SALE PRICE ON THE NEW YORK STOCK EXCHANGE OR 95% OF NET ASSET VALUE ON MARCH 7, 1997 (THE "PRICING DATE") OF A SHARE OF THE FUND'S COMMON STOCK.

     THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON MARCH 6, 1997 (THE "EXPIRATION DATE"), THE 31ST DAY AFTER THE DATE OF THIS PROSPECTUS. SINCE THE CLOSE OF THE OFFERING ON THE EXPIRATION DATE IS PRIOR TO THE PRICING DATE, HOLDERS WHO CHOOSE TO EXERCISE THEIR RIGHTS WILL NOT KNOW THE SUBSCRIPTION PRICE PER SHARE AT THE TIME THEY EXERCISE SUCH RIGHTS.


     The Fund is a closed-end diversified management investment company. Its investment objective is to seek a high level of total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of common stocks. Denver Investment Advisors LLC (the "Advisor") serves as the investment advisor to the Fund. The Fund employs the Advisor's Modern Value Investing(R) approach. Using this approach, the Fund will generally be fully invested in approximately 50 common stocks believed by the Advisor to represent the best values among those issued by (a) the 300 largest, dividend-paying companies with headquarters in the United States as measured by the market value of publicly-traded common stock, or (b) the 300 largest, dividend-paying companies with headquarters in the United States as measured by revenues. The address of the Fund is 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202 and its telephone number is (800) 624-4190. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol "BLU."

     The Fund announced the proposed Offer on _____________, 1997. The net asset value per share of Common Stock at the close of business on _________________, 1997 was $___________, and the last reported sales price of a share of the Fund's Common Stock on such Exchange on that date was $_____________.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

==============================================================
              PRICE (1)  SALES LOAD  PROCEEDS TO
                                     FUND (1)(2)
--------------------------------------------------------------
Per Share    $             None      $
--------------------------------------------------------------
             $             None      $
Total
==============================================================

(1) Estimated based on an assumed Price per Share of 95% of the net asset value of a share of the Fund's Common Stock on ______________, 1997. Pursuant to the Over-Subscription Privilege, the Fund may increase the number of shares subject to subscription by up to 25% of the shares offered hereby. If the Fund increases the number of shares subject to subscription by 25% the Total Price will be $________ and the Total Proceeds to the Fund will be $________.

(2)  Before deduction of expenses payable by the Fund, estimated at $100,000.
                         _____________________________

     As a result of the terms of this offer, stockholders who do not exercise their Rights will, upon the completion of the Offer, own a smaller proportional interest in the Fund. In addition, because the Subscription Price per share will be less than the current net asset value per share, the Offer will result in a reduction of net asset value, which will dilute the holdings of stockholders who do not exercise their Rights.

                        _______________________________

     This Prospectus sets forth concisely the information that stockholders should consider before exercising their Rights. Stockholders should retain this Prospectus for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by contacting the Fund at its telephone number or address shown above. The Statement of Additional Information bears the same date as, and is incorporated by reference in its entirety into, this Prospectus. The table of contents of the Statement of Additional Information appears at the end of this Prospectus.

                        _______________________________
                            ________________, 1997


                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES

          Sales Load                               None
          Dividend Reinvestment and Cash
               Purchase Plan Fees                  None

ANNUAL EXPENSES (as a percentage of net assets)

          Management Fees                         0.64%
          Other Expenses                          0.42%
                                                  -----

          Total Annual Expenses                   1.06%


----------------------------------------------------------------------------
Example             1 year  3 years  5 years  10 years
----------------------------------------------------------------------------
You would pay the
following
expenses on a
$1,000
investment,
assuming a 5%
annual return       $ 11    $ 34     $ 58     $ 129

----------------------------------------------------------------------------

     The purpose of the Fee Table is to assist stockholders in understanding the various costs and expenses that stockholders bear directly or indirectly. The Fee Table reflects expenses paid by the Fund in 1996. For a more complete description of these costs and expenses, see "MANAGEMENT OF THE FUND--Expenses of the Fund."

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

          The table below sets forth selected data for a share of Common Stock outstanding throughout each period presented. The per share operating performance and ratios for each of the five years in the period ended December 31, 1995 have been audited by Ernst & Young LLP, the Fund's independent auditors, whose reports thereon were unqualified. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the Statement of Additional
Information.   Further information about the performance of the Fund is
available in the semi-annual report to stockholders and the annual report to stockholders. The Statement of Additional Information, the semi-annual report to stockholders and the annual report to stockholders may be obtained from the Fund free of charge by calling 1-800-624-4190.

                                                                                  YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------------
                                    SIX MONTHS ENDED
                                      JUNE 30, 1996       1995          1994          1993         1992          1991          1990
                                      -------------       ----          ----          ----         ----          ----          ----
PER SHARE OPERATING  PERFORMANCE
Net Asset Value, Beginning
 of Period                          $       8.47   $      6.98   $      7.73   $      7.63       $  8.36    $     6.97  $    $ 7.83
Net Proceeds from Stock
 offering                                   0.00          0.00          0.00          0.00          0.00          0.00         0.00
Net Investment Income                       0.07          0.13          0.11          0.20          0.12          0.13         0.14

Net Gains or (Losses) on
 Securities (both realized
 and unrealized)                            0.95          2.45         (0.11)         0.72         (0.08)         2.22        (0.25)
                                    ------------   -----------   -----------   -----------   -----------   -----------   ----------
From Investment
 Operations                                 1.02          2.58          0.00          0.92          0.04          2.35        (0.11)
Less Distributions:
  Dividends (from net
   investment income)                       0.03          0.13          0.11          0.20          0.12          0.13         0.14

  Distributions (from
   capital gains)                           0.00          0.95          0.38          0.14          0.00          0.00         0.00
  Distributions in Excess
   of Realized Gains/1/                     0.00          0.00          0.00          0.41          0.48          0.78         0.00

  Tax Return of Capital/1/                  0.00          0.01          0.26          0.07          0.17          0.05         0.61
                                    ------------   -----------   -----------   -----------   -----------   -----------   ----------
Total Distributions                         0.03          1.09          0.75          0.82          0.77          0.96         0.75
                                           -----         -----         -----         -----         -----         -----        -----

Net Asset Value,
 End of Period                      $       9.46   $      8.47   $      6.98   $      7.73   $      7.63   $      8.36   $     6.97
                                    ============   ===========   ===========   ===========   ===========   ===========   ==========

                                                                PERIOD FROM
                                                                FEBRUARY 4,
                                                                1987 (COM-
                                                                MENCEMENT
                                                                OF OPERA-
                                                                TIONS)
                                                                THROUGH
                                                                December 31,
                                        ------------------      ------------
                                        1989          1988          1987
                                        ----          ----          ----
PER SHARE OPERATING  PERFORMANCE
Net Asset Value, Beginning of Period  $ 7.13        $ 6.68        $ 0.00
Net Proceeds from Stock offering        0.00          0.00          9.22
Net Investment Income                   0.25          0.20          0.15

Net Gains or (Losses) on
 Securities (both realized
 and unrealized)                        1.23          0.44         (2.58)
                                      ------        ------        ------

Total From Investment Operations        1.48          0.64         (2.43)
Less Distributions:
  Dividends (from net investment
   income)                              0.30          0.19          0.11

  Distributions (from capital gains)    0.00          0.00          0.00
  Distributions in Excess
   of Realized Gains/1/                 0.48          0.00          0.00

  Tax Return of Capital/1/              0.00          0.00          0.00
                                      ------        ------        ------
Total Distributions                     0.78          0.19          0.11
                                       -----         -----         -----

Net Asset Value,
 End of Period                        $ 7.83        $ 7.13        $ 6.68
                                      ======        ======        ======

                                                                             Year Ended December 31,
                                                  ---------------------------------------------------------------------------
                           Six Months Ended
                             June 30, 1996         1995          1994          1993          1992          1991          1990
                             -------------         ----          ----          ----          ----          ----          ----
Per Share Market Value,
 End of Period               $       8.50   $     7.625   $     6.125   $     7.875   $      7.75   $     7.625   $      6.00
Total Investment Return             11.9%         41.6%       (13.2)%         12.5%         12.4%         44.9%        (4.0)%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period                      $103,730,516   $92,886,640   $76,491,173   $84,168,306   $72,418,811   $78,221,238   $65,299,686
Ratio of Expenses to
 Average Net Assets              1.10%/3/         1.15%         1.22%         1.28%         1.42%         1.63%         1.96%
Ratio of Net Investment
 Income to Average Net
  Assets                         1.49%/3/          1.55%         1.46%         2.55%         1.57%         1.66%         1.96%
Portfolio Turnover Rate            22%               51%           63%           56%          118%          119%          104%
Average Commission Rate
 Paid /4/                    $       0.05            N/A           N/A           N/A           N/A           N/A           N/A

                                                              PERIOD FROM
                                                              FEBRUARY 4,
                                                              1987 (COM-
                                                              MENCEMENT
                                                              OF OPERA-
                                                              TIONS)
                                                              THROUGH
                                                              December 31,
                                     ---------------------    ------------
                                         1989         1988            1987
                                         ----         ----            ----
 Per Share Market Value,
  End of Period                   $      7.00   $      6.00   $      5.50
 Total Investment Return                30.4%         12.6%       (44.2)%
 RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of
  Period                          $73,316,564   $66,786,925   $62,516,023
 Ratio of Expenses to
  Average Net Assets                    1.98%         2.22%      2.12%/2/
 Ratio of Net Investment
  Income to Average Net
   Assets                               3.25%         2.82%      2.46%/2/
 Portfolio Turnover Rate                 165%          135%           97%
 Average Commission Rate
  Paid                                    N/A           N/A           N/A

______________________
/1/ From 1989 through 1993 the Fund distributed to stockholders quarterly an amount equal to 2.5% (10% on an annual basis) of the Fund's net asset value per share, without regard to net investment income and net capital gains. These distributions were previously reported as returns of capital in the Fund's annual reports to stockholders. Under new accounting guidelines, the distributions have been reclassified into two categories: (i) distributions in excess of realized gains, which are distributions attributable to realized gains in the current year offset by loss carryovers from prior years--which are taxable to the recipient as ordinary income, and (ii) tax return of capital, which are distributions that are in excess of current and accumulated earnings and profits--which are not taxable to stockholders.

/2/ Computed for the period, from February 4, 1987 (commencement of operations) through December 31, 1987, annualized.

/3/  Annualized.

/4/  Required for fiscal years beginning on or after September 1, 1995.

SENIOR SECURITIES

     At the time of its organization and public offering in 1987, the Fund borrowed a total of $7,375,500 in the form of 8-1/2% Senior Installment Notes (the "Notes"). Pursuant to the Notes, the Fund made monthly payments of principal and interest, the last of which was paid in May 1993. The Fund has had no Senior Securities outstanding since May 1993. The following table sets forth the principal amount of the Notes outstanding at the end of each year, together with the asset coverage for each $1,000 of indebtedness.

                              ASSET COVERAGE PER
 DECEMBER   TOTAL AMOUNT           $1,000 OF
    31       OUTSTANDING         INDEBTEDNESS
----------                    ------------------
   1995      $         0            $    N/A
   1994                0                 N/A
   1993                0                 N/A
   1992          643,172             113,596
   1991        2,097,368              38,295
   1990        3,433,466              20,019
   1989        4,661,055              16,730
   1988        5,788,949              12,537
   1987        6,742,194              10,272

                                   THE OFFER

TERMS OF THE OFFER

     The Fund hereby offers to the holders of its Common Stock of record as of the close of business on January 31, 1997 (the "Record Date") the right to subscribe for an aggregate of 2,275,000 shares of Common Stock (the "Shares") of the Fund. Each such stockholder is being issued one (1) Right for each share of Common Stock owned on the Record Date. The Rights entitle a stockholder to acquire in the Primary Subscription at the Subscription Price one (1) Share for each five (5) Rights held. Rights may be exercised at any time during the Subscription Period, which commences on the date of this Prospectus and ends as of 5:00 p.m. New York time, on March 6, 1997 (the "Expiration Date"). A stockholder's right to acquire one (1) Share for each five (5) Rights held is hereinafter referred to as the "Primary Subscription."

     In addition, any stockholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for in the Primary Subscription. For purposes of determining the maximum number of Shares a holder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record on the Record Date by Cede & Co. or by any other depository or nominee will be deemed to be the holder of the Rights that are issued to Cede & Co. or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment or increase, which is more fully discussed below under "Over-Subscription Privilege."

     The Rights are non-transferable. Therefore, only the underlying Shares, and not the Rights, will be admitted for trading on the New York Stock Exchange. Since fractional shares will not be issued, stockholders who receive, or who are left with, fewer than five (5) Rights will be unable to exercise such Rights and will not be entitled to receive any cash in lieu of fractional shares.

                          IMPORTANT DATES TO REMEMBER


          EVENT                                DATE
          -----                                ----
          Record date                     January 31, 1997
          Subscription period             February 3, 1997 through March 6, 1997
          Expiration of the offer         March 6, 1997
          Pricing Date                    March 7, 1997
          Confirmation to participants    March 14, 1997
          Final payment for shares        March 28, 1997

PURPOSES OF THE OFFER

     The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its stockholders to increase the assets of the Fund available for investment. In addition, the Offer seeks to reward the long-term stockholder by giving existing stockholders the right to purchase additional Shares at a price below market value and net asset value without brokerage commissions. Increasing the size of the Fund also might result in lowering the Fund's expenses as a percentage of average net assets.

     The purpose of setting the determination of the Subscription Price subsequent to the Expiration Date is to insure that the Offer will attract the maximum participation of stockholders with the minimum dilution to non-participating stockholders.

     The Advisor may benefit from the Offer because its fee is based on the net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Advisor might receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will presumably fluctuate in value. One of the Fund's directors who voted to authorize the Offer is affiliated with the Advisor and, therefore, could benefit indirectly from the offer. The other four directors are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act").

     The Fund may, in the future and at its discretion, from time to time, choose to make additional rights offerings, for a number of shares and on terms which may or may not be similar to this Offer.

OVER-SUBSCRIPTION PRIVILEGE

     If some stockholders do not exercise all of their Rights, the remaining unsubscribed Shares will be offered, by means of the Over-Subscription Privilege, to holders of Rights who wish to acquire more than the number to which their Rights entitle them. Holders of Rights who exercise their Rights will be asked to indicate on the Exercise Form how many Shares they are willing to acquire pursuant to this Over-Subscription Privilege. If there remain sufficient Shares, all over-subscriptions will be honored in full. If there are not sufficient Shares to honor all over-subscriptions, the Fund may, at its discretion, issue up to an additional 25% of the Shares available pursuant to the Offer in order to honor such over-subscriptions. To the extent the Fund determines not to issue additional Shares to honor all over-subscriptions the available Shares will be allocated among those who oversubscribe based solely on the number of shares of Common Stock held of record on the Record Date. The percentage of remaining Shares each oversubscribing holder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for oversubscriptions are distributed on a pro-rata basis.

     The Fund will not offer or sell any shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

THE SUBSCRIPTION PRICE

     The Subscription Price for the Shares to be issued on the exercise of the Rights will be the lesser of 95% of the last reported sale price on the New York Stock Exchange or 95% of net asset value on March 7, 1997 (the "Pricing Date") of a share of the Fund's Common Stock.

     The Fund announced the proposed Offer on ______________, 1997. The net asset value per share of the Fund's Common Stock at the close of business on _____________, 1997 was $ _______________, and the last reported sale price of a share of the Fund's Common Stock on such Exchange on that date was $__________. As an example, the Subscription Price would have been $____ had the Subscription Price been determined (without adjustments for any distributions) on that date. The actual Subscription Price will not be determined until the Pricing Date.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York time, on March 6, 1997, the 31st day after the date of this Prospectus (the "Expiration Date"). Rights will expire on the Expiration Date and thereafter may not be exercised. Inasmuch as the close of the offering on the Expiration Date is prior to the time of pricing the Offering, stockholders who decide to acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege will not know the Subscription Price per share when they make their decisions.

SUBSCRIPTION AGENT

     The Subscription Agent for the Offer is Chase Mellon Shareholder Services, L.L.C., 85 Challenger Road, Overpeck Centre, Ridgefield Park, NJ 07660, which will receive a fee in the amount of $35,000 (estimated) and reimbursement for all out-of-pocket expenses related to the Offer. Stockholders who acquire shares pursuant to the Offer will not receive interest on funds held by the Subscription Agent. The Subscription Agent will hold such funds in a segregated, depository account, and will pay interest thereon to the Fund. The Subscription Agent is also the Fund's Transfer Agent. Stockholder inquiries relating to the Offer should be directed to the Fund by calling 1-800-624-4190.

METHOD OF EXERCISE OF RIGHTS

     Rights may be exercised by filling in and signing the enclosed Exercise Form and mailing it in the envelope provided, or delivering the completed and signed Exercise Form to the Subscription Agent, together with payment for the shares as described below under "Payment for Shares." Fractional shares will not be issued, and stockholders who receive, or who are left with, fewer than five
(5) Rights will not be able to exercise such Rights. Exercise Forms must be received by the Subscription Agent prior to 5:00 p.m., New York Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery (see "Payment for Shares") at the offices of the Subscription Agent. Rights may also be exercised through a holder's broker.

PAYMENT FOR SHARES

     Stockholders who acquire Shares in the Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

          (1) If, prior to 5:00 p.m., New York time, on the Expiration Date, the Subscription Agent shall have received a notice of guaranteed delivery by telegram or otherwise, from a bank or trust company or a New York Stock Exchange member firm, together with payment of the full Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, guaranteeing delivery of a properly completed and executed Exercise Form, the subscription will be accepted by the Subscription Agent. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Exercise Form is not received by the Subscription Agent prior to 5:00 p.m., New York time, on the fifth (5th) business day after the Expiration Date .

          (2) Alternatively, a stockholder can, together with the Exercise Form, send payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent based on an assumed purchase price of $_____ per Share. To be accepted, such payment, together with the Exercise Form, must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date.

     A PAYMENT BY CHECK, PURSUANT TO THE SECOND METHOD DESCRIBED ABOVE, MUST ACCOMPANY ANY EXERCISE FORM FOR SUCH EXERCISE FORM TO BE ACCEPTED.

     Within three (3) business days following the Pricing Date, a confirmation will be sent by the Subscription Agent to each stockholder (or, if the Fund's shares on the Record Date are held by Cede & Co. or any other depository or nominee, to Cede & Co. or such other depository or nominee). The date of the confirmation is referred to as the "Confirmation Date." The confirmation will show (i) the number of Shares acquired pursuant to the Primary Subscription;
(ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege; (iii) the per Share and total purchase price for the Shares; and (iv) any additional amount payable by such stockholder to the Fund or any excess to be refunded by the Fund to such stockholder, in each case based on the Subscription Price as determined on the Pricing Date. In the case of any such stockholder who exercises his right to acquire Shares pursuant to the Over-Subscription Privilege, any such excess payment which would otherwise be refunded to him will be applied by the Fund toward payment for Shares acquired pursuant to exercise of the Over-Subscription Privilege. Any additional payment required from a stockholder must be received by the Subscription Agent prior to 5:00 p.m., New York Time, on the tenth (10th) business day after the Confirmation Date, and any excess payment to be refunded by the Fund to such stockholder will be mailed by the Subscription Agent within ten (10) business days after the Confirmation Date. All payments by a stockholder must be made in United States dollars by money order or check drawn on a bank located in the United States of America and payable to Blue Chip Value Fund, Inc.

     Whichever of the above two methods is used, issuance and delivery of certificates for the Shares subscribed for are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

     If a stockholder who acquires Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any additional amounts due, the Fund reserves the right to (i) find other purchasers for such subscribed and unpaid shares; (ii) apply any payment actually received by it toward the purchase of the largest number of whole Shares which could be acquired by such stockholder with such payment upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or (iii) exercise the right to set-off against payments actually received by it with respect to such subscribed Shares.

POSSIBLE SUSPENSION OR WITHDRAWAL OF THE OFFER

     The Fund has, as required by the Securities and Exchange Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to ___________, 1997, the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of _______________, 1997. Accordingly, the Fund will notify stockholders of any such decline and thereby permit them to cancel their exercise of Rights.

     The Fund also reserves the right to withdraw the Offer if prior to the Expiration Date the closing sales price for shares of the Fund's Common Stock on the New York Stock Exchange represents less than 90% of the most recently published net asset value per share of the Fund, i.e., if the discount exceeds
                                                 ----
10% of net asset value per share.

PURCHASE AND SALE OF RIGHTS

     The Rights are non-transferable and, therefore, may not be purchased or sold. The Rights will not be admitted to trading on the New York Stock Exchange. However, the Shares to be issued pursuant to the Rights will be listed and admitted to trading on the New York Stock Exchange.

DELIVERY OF STOCK CERTIFICATES

     Stock certificates for all Shares acquired pursuant to the Primary Subscription and the Over-Subscription Privilege will be mailed within ten (15) business days after the Confirmation Date and after full payment of the Shares subscribed for has cleared.

TAX CONSEQUENCES

     For Federal income tax purposes, neither the receipt nor the exercise of the Rights will result in taxable income to holders of Common Stock, and no loss will be realized if the Rights expire without being exercised.

     A stockholder's holding period for a Share acquired upon exercise of Right begins with the date of exercise. In the absence of a special election by the stockholder, the stockholder's basis for determining gain or loss upon the sale of a Share acquired upon exercise of a Right will be equal to the per Share Subscription price. A stockholder's gain or loss recognized upon a sale of that Share will be capital gain or loss if the Share was held as a capital asset at the time of sale and will be long-term capital gain or loss if it was held, at the time of sale, for more than one (1) year.

     The foregoing does not cover the state or local tax consequences of receiving or exercising a Right, as to which stockholders should consult their own tax advisers.

SPECIAL CONSIDERATION

     As a result of the terms of the Offer, stockholders who do not exercise their Rights will, at the completion of the Offer, own a smaller proportional interest in the Fund. In addition, because the Subscription Price for each Share will be less than the then current net asset value per share of the Fund's Common Stock, the Offer will result in a reduction of net asset value which will dilute the holdings of stockholders who do not exercise their Rights. For example, assuming that all Shares offered hereby are purchased in the Offer and the Fund increases the number of Shares subject to subscription by 25% in order to satisfy the over-subscriptions, and that the Subscription Price is 95% of the Fund's net asset value of $_________ per share on________, 1997, the Fund's net asset value per share would be reduced by approximately $________ per share as of that date, and assuming that only one-half of the Shares offered hereby are purchased in the Offer, the Fund's net asset value per share would be reduced by approximately $________ per share as of that date.

                                USE OF PROCEEDS

     Assuming all Shares offered hereby are sold at the estimated Subscription Price of $_____ per Share, the net proceeds of the offer are estimated to be $______, after deducting expenses payable by the Fund estimated at approximately $100,000. If the Fund in its sole discretion increases the number of Shares subject to the Offer by 25% in order to satisfy over-subscriptions, the additional net proceeds will be approximately $____________. It is anticipated that investment of such proceeds in accordance with the Fund's investment objective and policies will occur promptly, and in any event within ten business days, after they are available to the Fund.

                                   THE FUND

     Blue Chip Value Fund, Inc. is a Maryland corporation that was organized on February 4, 1987. The Fund is a closed-end diversified management investment company registered under the 1940 Act.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek a high level of total return through capital appreciation and current income consistent with investment primarily in a diversified portfolio of common stocks. There can be no assurance that the Fund will achieve its investment objective.

     The Fund has a fundamental policy that during normal conditions it will at all times have at least 75% of its total assets invested in common stocks selected from among those issued by (a) the 300 largest, dividend-paying companies with headquarters in the United States as measured by the market value of publicly-traded common stock, or (b) the 300 largest, dividend-paying companies with headquarters in the United States as measured by revenues. The Fund's fundamental policies, like its investment objective, cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the shares at a meeting, if the holders of a majority of the shares are represented at the meeting, or (ii) more than 50% of the outstanding shares.

          Pursuant to its nonfundamental policies, the Fund remains fully invested during normal market conditions in approximately 50 common stocks believed by the Advisor to represent the best values among the companies
     described above.   The Fund will at all times, during normal market
     conditions, have at least 90% of its total assets invested in accordance with the Modern Value Investing(R) approach, applied consistently with the Fund's fundamental policies. The Modern Value Investing(R) approach consists of a multi-factor model that considers discounted dividends, earnings momentum, price momentum and other factors in order to select approximately 50 stocks. The discounted dividends factor represents the risk-adjusted expected return of each stock. The earnings momentum factor includes the rate of change in consensus earnings estimates for these stocks and deviations in reported earnings from such estimates. Price momentum measures the risk-adjusted relative performance of the market value of each stock. The Advisor applies its multi-factor valuation model at least monthly and more frequently if close monitoring of price movements, changes in earnings estimates, or other market or portfolio developments suggest that a stock in the portfolio may no longer meet the Advisor's investment criteria.

          For temporary defensive purposes, the Fund may retain assets in cash and may invest without limit in short-term debt securities and instruments, which may include obligations of the United States Government, its agencies or instrumentalities; commercial paper having, at the time of purchase, a rating within the highest rating category by an unaffiliated nationally recognized statistical rating organization (a "NRSRO"), or if not rated, issued by companies having an outstanding unsecured debt issue currently rated within one of the two highest rating categories by a NRSRO; certificates of deposit or bankers' acceptances of domestic branches of U.S. Banks with total assets at the time of purchase of $1 billion or more; repurchase agreements with respect to such obligations; or securities issued by other investment companies which invest in high quality, short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Fund may also acquire short-term debt securities and instruments in the course of managing its daily cash position. During normal market conditions, however, the Fund will not invest more than 10% of its total assets in such securities. If securities issued by other investment companies are acquired, it will be done within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with all other shareholders, its pro rata portion of the other investment company's expenses.

          The policies set forth below are fundamental policies of the Fund. The Fund may not:

          1.   Purchase securities on margin.

          2.   Sell securities short.

          3. Underwrite the securities of other issuers or invest in restricted securities.

          4.   Invest more than 20% of its total assets in any one industry.

          5. Purchase or sell real estate or real estate mortgage loans, or invest in the securities of real estate companies unless such securities are publicly traded.

          6.   Purchase or sell commodities, commodity contracts or futures.

          7. Lend its portfolio securities in excess of 25% of its total assets, taken at market value.

          8. Make loans to other persons (except as provided in 7 above), provided that for the purposes of this restriction the acquisition of short-term debt securities and instruments and repurchase agreements in which the Fund may invest shall not be deemed to be the making of a loan.

          9. Invest in companies for the purpose of exercising control or management.

          10. Invest in the securities of any one issuer (other than the United States or an agency or instrumentality of the United States) if, at the time of acquisition, the Fund would own more than 10% of the voting securities of such issuer or, as to 75% of the Fund's total assets, more than 5% of such assets would be invested in the securities of such issuer.

          11.  Purchase or sell any warrants, rights, options or indices.

          12.  Invest more than 5% of its total assets in repurchase agreements.

          13. Invest more than 5% of its total assets, taken at market value, in securities of issuers (other than the United States or an agency or instrumentality of the United States) having a record, together with predecessors, of less than three years of continuous operation.

          14. Invest in securities of foreign issuers whose securities are not traded on the New York or American Stock Exchanges or the NASDAQ-National Market Systems.

          15. Issue senior securities or borrow money, except for (i) temporary bank borrowings (not in excess of 5% of the value of its total assets) for emergency or extraordinary purposes, (ii) such short-term credits (not in excess of 5% of the value of its total assets) as are necessary for the clearance of securities transactions, (iii) borrowings from banks and other financial institutions, in an amount not exceeding 10% of its total assets and on an unsecured basis, to finance the repurchase of its shares, and
     (iv) the borrowing of an amount approximately equal to the underwriting discount and organizational and offering expenses with respect to its initial public offering.

          16. Purchase portfolio securities from or sell such securities directly to any of its officers, directors, employees or investment advisor as principal for their own account.

          In its last fiscal year, the Fund did not invest in repurchase agreements referred to in restriction 12 above, or acquire securities described in restriction 13 above, and it has no plans to invest in such agreements or acquire such securities in the current year.

          If a percentage restriction is adhered to at the time of investment or borrowing, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing restrictions.

     INVESTMENT AND MARKET RISKS

          As an investment company that holds common stocks, the Fund's portfolio is subject to the possibility that common stock prices will decline over short or even extended periods. The Fund will remain fully invested during periods when stock prices generally rise and also during periods when they generally decline. Risks are inherent in equity investing, and investors should be able to tolerate significant fluctuations in the value of their investments. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements.
     Investors should not consider the Fund a complete investment program. In addition, shares of closed-end investment companies such as the Fund are not redeemable and frequently trade at a discount from the Fund's per-share net asset value.

     SHARE PRICE DATA

          The Fund's Common Stock is publicly held and is listed and traded on the New York Stock Exchange. The following table sets forth for the periods indicated the high and low closing sales prices for the shares on the New York Stock Exchange, the net asset values per share that immediately preceded the high and low closing sales prices, and the discount or premium that each sales price represented as a percentage of the preceding net asset value:

                                                       PRECEDING NET
                            HIGH SALES    LOW SALES    ASSET VALUES  DISCOUNT (-) OR
    QUARTER OR OTHER          PRICE         PRICE      PER SHARE/2/   PREMIUM (+)/3/
                                                       ------------  ----------------
      PERIOD ENDED         PER SHARE/1/  PER SHARE/1/  HIGH    LOW   HIGH        LOW
-------------------------  ------------  ------------  ------------  ----------------
March 31, 1994                 8.375         7.625     7.76    7.70  + 7.93%   -0.97%
June 30, 1994                   7.75         6.625     7.39    7.25  + 4.87%   -8.62%
September 30, 1994             7.125          6.75     7.78    7.63  -10.71%  -11.53%
December 31, 1994               7.00         6.125     7.61    7.00   -8.02%  -12.50%
March 31, 1995                  6.75         6.125     7.30    7.07   -7.53%  -13.37%
June 30, 1995                   7.25         6.625     8.33    7.73  +12.97%  -14.29%
September 30, 1995             7.875          7.25     8.82    8.52   -8.42%  -14.91%
December 31, 1995              8.625         7.625     9.43    9.38   -8.54%  -18.71%
March 31, 1996                 8.875          7.75     9.19    8.41   -8.87%   -7.85%
June 30, 1996                   8.50         8.125     9.41    9.07   -9.67%  -10.42%
September 30, 1996              9.25          8.25     9.54    9.41   -3.04%  -12.33%
December 31, 1996              _____         _____     ____    ____   _____%  ______%

________________________

     1. As reported on the New York Stock Exchange. During periods in which the Fund's shares traded at the high or low price for more than one day, the information is provided with respect to the trading day on which the discount or premium was greatest.

     2. The net asset value per share calculated by the Fund as of the Friday preceding the date of each high sales price in the first column and each low sales price in the second column. Thus, this column does not necessarily show the highest or the lowest net asset value per share during the period.

     3. This column shows the discount or premium that the high and low sales prices in the first two columns bore to the respective, preceding net asset values in the third column. It does not necessarily show the highest or lowest discount or premium during the period.

          The Fund was organized in April 1987. Its Common Stock generally traded at a discount from net asset value per share until the third quarter of 1992. From the third quarter of 1992 through the first quarter of 1994 the Fund's Common Stock traded at a slight premium above net asset value per share. Since April of 1994 the Fund's Common Stock has traded at a discount from net asset value per share.

          Beginning in 1989 and until April 1994 the Fund attempted to reduce the discount by distributing to stockholders quarterly an amount equal to 2.5% (10% on an annual basis) of the Fund's net asset value per share, without regard to net investment income and net capital gains. The Fund believes that this policy tended to reduce the discount. In fact, from the third quarter of 1992 through the first quarter of 1994, the Fund's Common Stock traded at a slight premium to net asset value. In order to comply with a regulation of the Securities and Exchange Commission, in April 1994 the Fund modified its distribution policy from four quarterly distributions of 2.5% of net asset value to three quarterly distributions of net investment income, followed by a fourth distribution of an amount equal to the greater of 10% of net asset value less the prior three distributions, or the sum of the Fund's net investment income and net capital gains. The result was an aggregate annual distribution of substantially the same amount, but it was paid in non-level quarterly distributions. Although the Fund does not know what actual effect the distribution policy has on the market price, after the Fund modified its distribution policy in April of 1994, its Common Stock traded at a discount from its net asset value per share. The Fund has recently received an exemptive order from the Securities and Exchange Commission allowing the Fund to make up to four distributions of long-term capital gains in a taxable year as long as it maintains a policy of distributing a fixed percentage of net asset value quarterly. This exemptive order allows the Fund to return to its previous distribution policy. The Fund recently has announced a return to the Fund's prior policy of distributing 2.5% of the net asset value quarterly to its stockholders. The first distribution under this policy is expected to be in April of 1997.


                            MANAGEMENT OF THE FUND

     BOARD OF DIRECTORS

          The Board of Directors of the Fund is responsible for the overall management and operations of the Fund. The Statement of Additional Information contains information concerning the directors.

     INVESTMENT ADVISOR

          Denver Investment Advisors LLC serves as the investment advisor to the Fund. The Advisor's address is 1225 17th Street, 26th Floor, Denver, Colorado 80202. The Advisor is a limited liability company owned and operated by the principal officers and employees of Denver Investment Advisors, Inc., which served as the Fund's investment adviser from its inception until March 31, 1995. As of June 30, 1996, the Advisor had approximately $10.2 billion under management (including approximately $984 million for 9 investment company portfolios).

          Subject to the general supervision of the Board of Directors, the Advisor manages the Fund's portfolio, makes decisions with respect to and places orders for all purchases and sales of the Fund's securities, and maintains records relating to such purchases and sales. The Fund pays the Advisor a monthly fee at the annual rate of .65% of the Fund's average weekly net assets up to $100,000,000 and .50% of the Fund's average weekly net assets over $100,000,000.

     PORTFOLIO MANAGER

          Varilyn K. Schock, C.F.A., has been primarily responsible for the day-to-day management of the Fund's portfolio since October, 1991. She has been a Vice-President of the Fund and a Vice-President and Member of the Advisor since 1995, and prior thereto was a Vice President and Director of Quantitative Strategies of Denver Investment Advisors, Inc. since 1991.

     ADMINISTRATOR

          American Data Services, Inc. (the "Administrator") furnishes the Fund with clerical, accounting, bookkeeping and related services, and computes the net asset value and net income of the Fund. The Administrator prepares annual and quarterly returns to the

     Securities and Exchange Commission, prepares federal and state tax returns, maintains the Fund's financial accounts and records (except stockholders' records) and generally assists in all aspects of the Fund's operations. The Fund pays the Administrator a monthly fee at an annual rate of .10% of the Fund's average weekly net assets up to $75,000,000, .05% of the Fund's average weekly net assets between $75,000,000 and $125,000,000, and .03% of the Fund's average weekly net assets in excess of $125,000,000, with a $7,463 per month minimum.

     CUSTODIAN AND TRANSFER AGENT

          Wells Fargo Bank, N.A., 633 17th Street, Denver, Colorado 80202, serves as the Fund's custodian.

          Chase Mellon Shareholder Services, L.L.C., 85 Challenger Road, Overpeck Centre, Ridgefield Park, NJ 07660, serves as the Fund's Transfer Agent, Dividend Reinvestment and Cash Purchase Plan Agent, and Subscription Agent for the Offer.

     EXPENSES OF THE FUND

          The Fund pays all of its expenses other than those expressly assumed by the Advisor. The expenses payable by the Fund include: expenses of the Offer, advisory fees payable to the Advisor and administrative fees payable to the Administrator; audits by independent public accountants; transfer agent and registrar, custodian and portfolio record keeping services; dividend disbursing agent and stockholder record keeping services; taxes and the preparation of the Fund's tax returns; brokerage fees and commissions; interest; cost of director and stockholder meetings; printing and mailing reports to stockholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; membership dues for investment company industry trade associations; legal fees; stock exchange listing fees and expenses; fees to federal and state authorities for the registration of shares; fees and expenses of directors who are not officers, employees or members of the Advisor; insurance and fidelity bond premiums; and any extraordinary expenses.

                            DISTRIBUTIONS AND TAXES

          From 1989 until April 1994 the Fund distributed to stockholders quarterly an amount equal to 2.5% (10% on an annual basis) of the Fund's net asset value per share, without regard to net investment income and net capital gains. Since April 1994 quarterly distributions have been limited to net investment income, and once a year the Fund supplemented the quarterly distributions with an annual distribution that brought distributions for the year to the greater of 10% of the Fund's net asset value per share, or the sum of its net investment income and net capital gains. The Fund expects that this policy will be modified beginning in 1997, so that quarterly distributions will again equal 2.5% (10% on an annual basis) of the Fund's net asset value per share. See "THE FUND--Share Price Data." To the extent that the Fund's distributions exceed its net investment income and net capital gains, the Fund liquidates a portion of its portfolio to fund these distributions, which represent a return of capital to stockholders and therefore may be deemed to be a reduction of their principal.

          The Fund qualified during its last taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and intends to continue to so qualify. This qualification relieves the Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code. Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its stockholders an amount equal to at least 90% of its investment company taxable income for such taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest and the excess, if any, of net short-term capital gain over net long-term capital loss, subject to certain adjustments, and excluding the excess, if any, of net long-term capital gain for the taxable year over net short-term capital loss. The dividends received deduction for corporations which own shares in the Fund will apply to ordinary income distributions from the Fund to the extent of such stockholders' ratable share of the total qualifying dividends received by the Fund from domestic corporations for the taxable year. It is not expected that the alternative minimum tax will apply to stockholder dividends and distributions.

          Distributions by the Fund are taxable to the stockholders to the extent paid out of the Fund's current or accumulated earnings and profits, regardless whether such distributions are received in cash or reinvested in additional shares of Common Stock. Such distributions constitute ordinary income to the stockholders except to the extent they are designated as capital gain dividends, as discussed below. Any distributions by the Fund in excess of its current and accumulated earnings and profits constitute a nontaxable return of capital to stockholders to the extent of each stockholder's tax basis in his or her shares (causing a reduction of such basis), and thereafter, to the extent of any excess over such basis, capital gain.

          The Fund intends to designate as capital gain dividends any distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss. Such capital gain dividends will be taxable to stockholders as long-term capital gain, regardless of how long the stockholder has held the Shares and whether such distributions are received in cash or reinvested in additional shares of Common Stock. Such distributions are not eligible for the dividends received deduction for corporations.

          To the extent that the Fund distributes amounts in a given year that exceed the Fund's investment company taxable income and excess of net long-term capital gain over net short-term capital loss (after taking into account capital loss carryovers), such excess distributions may nonetheless cause stockholders to recognize taxable income under the federal income tax principles described above.

          Dividends declared in October, November or December of any year payable to stockholders of record as of a specified date in such months will be deemed to have been received by stockholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

          Prior to purchasing shares, the impact of distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such distributions although in effect a return of capital, are subject to tax as discussed above.

          A taxable gain or loss may be recognized by a stockholder upon his or her sale of shares of the Fund depending upon the tax basis and their price at the time of sale. Generally, a stockholder may include brokerage costs incurred upon the purchase and/or sale of Fund shares in his or her tax basis for such shares for the purpose of determining gain or loss on a sale of such shares.

          Stockholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

          The foregoing discussion summarizes some of the important federal tax considerations generally affecting the Fund and its stockholders who are U.S. citizens or residents or domestic corporations, and is not intended as a substitute for careful tax planning. Accordingly, investors in the Fund should consult their tax advisors with specific reference to their own tax situations. Stockholders are also advised to consult their tax advisors concerning state and local taxes, which may differ from the federal income taxes described above.

                 DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

          All distributions to stockholders whose shares are registered in their own names may be reinvested pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") in additional shares of the Fund. Stockholders who choose to hold their shares in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. There is no service charge for participation in the Plan.

          A stockholder may elect to withdraw from the Plan at any time and thereby elect to receive future dividends in cash in lieu of shares of the Fund. There will be no penalty for withdrawal from the Plan and stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the stockholder's name and address as they appear on the share certificate. They should be sent to the Transfer Agent (referred to in this Section as the "Agent"). An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. Elections will only be effective for subsequent distributions with a record date of at least fifteen (15) days after such elections are received by the Agent.

          Funds credited to a participant's account will be used to purchase shares of the Fund's Common Stock (the "Purchase"). The Agent will attempt, commencing on the first trading day and ending on the tenth trading day following the record date, to acquire shares in the open market at a price, plus commission, which is less than the net asset value per share most recently published by the Fund prior to any purchase (the "Net Asset Value"). If and to the extent that the Agent is unable to acquire sufficient shares of the Fund's Common Stock at a price plus commission less than the Net Asset Value, the Fund will issue to the Agent shares of the Fund's Common Stock, valued at the Net Asset Value, in the aggregate amount of the remaining value of the distribution.

          The reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions. See "DISTRIBUTIONS AND TAXES."

          Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at net asset value, which is less than they could otherwise purchase them in the open market and will have shares with a market value greater than the value of any cash distribution they would have received. There can be no assurance that the market price of the Fund's shares of common stock will exceed their net asset value.

          The Fund will increase the price at which its shares may be issued to the Plan if the net asset value of the shares is less than 95% of the fair market value of such shares on the payment date of any distribution of net investment income or net capital gain, unless the Fund receives a legal opinion from independent counsel that the issuance of shares at net asset value under these circumstances will not have a material effect upon the federal income tax liability of the Fund.

          A participant may from time to time make voluntary cash contributions to his or her account by sending to the Agent a check of money order payable to the Agent in an amount not less than $50 and not in excess of $10,000 per month to acquire additional shares of the Fund. In the case of any voluntary cash contribution which exceeds $10,000 per month, the excess will be returned to the participant by the Agent. All cash contributions to a participant's account made pursuant to this paragraph will be invested in shares of the Fund's Common Stock purchased in the open market (irrespective of net asset value). The Agent will invest all voluntary cash contributions on or about the last business day of the month, provided it receives the contributions at least two business days before the last business day of the month (the "Cut-off date"). Because interest is not paid on voluntary cash contributions, participants should make such contributions shortly before the Cut-off Date, allowing sufficient time for mail delivery. Voluntary cash contributions received after the Cut-off Date will be used to acquire additional shares of the Fund on or about the last business day of the following month. Following any monthly investment of voluntary cash contributions, the Agent will send each investing participant a confirmation of such investment. Voluntary cash contributions will be returned to the participant upon written request, provided that such request is received more than two days before the Cut-off Date.

          The Fund reserves the right to amend the Plan.

          Additional information about the Plan may be obtained from the Agent. See "MANAGEMENT OF THE FUND--Custodian and Transfer Agent."

                                 CAPITAL STOCK

     DIVIDENDS, VOTING AND LIQUIDATION RIGHTS

          The Fund has one class of shares of Common Stock, par value $.01 per share, of which 100,000,000 shares are authorized. When issued, shares of Common Stock are fully paid and non-assessable. The Fund's shares have no pre-emptive, conversion, exchange or redemption rights. Each share of the Fund's Common Stock has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. All voting rights for the election of directors are non-cumulative. Consequently, the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

     ANTI-TAKEOVER PROVISIONS IN THE ARTICLES OF INCORPORATION

          The Fund's Articles of Incorporation and By-Laws include provisions that are intended to have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Directors is divided into three classes, each having a term of three years. The term of one class expires at each annual meeting of stockholders. This provision could delay for up to two years the replacement of a majority of the Board of Directors. The votes of the holders of a majority of the outstanding shares is required to elect a director. A director may be removed from office only by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter.

          The Articles of Incorporation also require the favorable vote of the holders of at least 75% of the shares of the Fund then entitled to be voted to approve, adopt or authorize the following:

          (i)    a merger or consolidation of the Fund with another corporation,

          (ii) a sale or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities),

          (iii)  a liquidation or dissolution of the Fund, or

          (iv) a change in the nature of the Fund's business so as to cease to be an investment company,

     unless such action has been approved, adopted or authorized by the affirmative vote of 75% of the total number of directors fixed in accordance with the bylaws, in which case the affirmative vote of a majority of the outstanding shares is required.

          In addition, the Articles of Incorporation provide that these anti-takeover provisions may only be changed by the favorable votes of the holders of at least 75% of the shares of the Fund then entitled to be voted. The Board of Directors has determined that the 75% voting requirements, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally.

OUTSTANDING SECURITIES

Set forth below is information with respect to the Fund's outstanding securities as of December 16, 1996:

--------------------------------------------------------------------------------
          (1)                  (2)               (3)                 (4)
     Title of Class    Amount Authorized    Amount Held by   Amount Outstanding
                                          Registrant or for  Exclusive of Amount
                                             its Account       Shown Under (3)
--------------------------------------------------------------------------------
     Common Stock,        100,000,000             0             10,960,829
     par value
     $0.01 per share

                      STATEMENT OF ADDITIONAL INFORMATION

          Additional information about the Fund is contained in a Statement of Additional Information, which is available upon request without charge by contacting the Fund. Set forth below is the Table of Contents of the Statement of Additional Information:

              TABLE OF CONTENTS
              -----------------

              Investment Objectives and Policies

              Management

              Control Persons and Principal Holders of Securities

              Investment Advisory and Other Services

              Brokerage Allocation and Other Practices

              Tax Status

              Financial Statements

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE ADVISOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.

                     ____________________________________


                               TABLE OF CONTENTS

Fee Table.................................................................
Financial Highlights......................................................
The Offer.................................................................
Use of Proceeds...........................................................
The Fund..................................................................
Management of the Fund....................................................
Distributions and Taxes...................................................
Dividend Reinvestment and Cash Purchase Plan..............................
Statement of Additional Information.......................................

                              2,275,000 SHARES OF
                          COMMON STOCK ISSUABLE UPON
                             EXERCISE OF RIGHTS TO
                           SUBSCRIBE FOR SUCH SHARES
                                OF COMMON STOCK



                          BLUE CHIP VALUE FUND, INC.



                           _________________________

                                  PROSPECTUS
                           _________________________



                                                                          , 1997

                             SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                           DATED _____________, 1997


          Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may any offers to buy be accepted prior to the time the Registration Statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


                           BLUE CHIP VALUE FUND, INC.
                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                           ____________________, 1997



                             TABLE OF CONTENTS
                             -----------------

                                                          PAGE
                                                          ----
Investment Objectives and Policies.......................    2

Management...............................................    3

Control Persons and Principal Holders of Securities......    6

Investment Advisory and Other Services...................    6

Brokerage Allocation and Other Practices.................    8

Tax Status...............................................    9

Financial Statements.....................................   12


     This Statement of Additional Information applies to the Blue Chip Value Fund, Inc. (the "Fund"). This Statement of Additional Information is not a prospectus, and is meant to be read in conjunction with the Prospectus dated ________________, 1997 (the "Prospectus"), which describes the Fund. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained by calling the Fund, at (800) 624-4190. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES


     The Prospectus for the Fund describes the investment objectives and policies of the Fund. In addition to the non-fundamental policies listed in the Prospectus, the following investment policy of the Fund is not deemed fundamental and may be changed without stockholder approval.

     Although it has not done so, the Fund is permitted, from time to time, to lend its portfolio securities with an aggregate value not in excess of 25% of its net assets to brokers, dealers, and financial institutions such as banks and trust companies, for which it will receive collateral in cash or United States Government securities that will be maintained on a daily basis in an amount equal to at least 100% of the current market value of the loaned securities. The Fund would not pay administrative, finders, or other fees in connection therewith. The Fund would continue to receive dividends on the securities loaned. Cash collateral would be invested in short-term debt securities, which would increase the current income of the Fund. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted if a material event affecting the investment occurs. During the fiscal year ended December 31, 1995, and for the six months ended June 30, 1996, the Fund did not lend any portfolio securities.

PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by requirements which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. For the fiscal years ended December 31, 1994 and 1995, the Fund's portfolio turnover rates were 62.77% and 50.84%, respectively. For the six months ended June 30, 1996, the Fund's portfolio turnover rate was 22.18%.

                                   MANAGEMENT


                                     POSITIONS HELD          PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS             AGE     WITH THE FUND           DURING PAST 5 YEARS
----------------             ---     -------------           -----------------------
*Kenneth V. Penland,         53      Chairman of the         Chairman and Executive
    C.F.A.                           Board and Director      Manager, Denver
1225 Seventeenth Street                                      Investment Advisors LLC
26th Floor                                                   (since 1995); prior
Denver, Colorado 80202                                       thereto Chairman of the
                                                             Board and Director of
                                                             Research, Denver
                                                             Investment Advisors, Inc.

Robert J. Greenebaum         78      Director                Independent Consultant;
Room 957                                                     Chairman of the Board
111 W. Washington Street                                     and Director, Selected
Chicago, Illinois 60602                                      American Shares, Inc.
                                                             and Selected Special
                                                             Shares, Inc., Santa Fe,
                                                             New Mexico; Director,
                                                             United Asset Management
                                                             Corp., Boston,
                                                             Massachusetts; Chairman
                                                             of the Board and
                                                             Trustee, Selected Capital
                                                             Preservation Trust,
                                                             Santa Fe, New Mexico.
                                                             Consultant, Denver
                                                             Investment Advisors LLC,
                                                             and its predecessor,
                                                             Denver Investment Advisors,
                                                             Inc.

Robert M. Inman              56      Director                Real Estate Investment
2847 South Locust Street                                     Advisor and Consultant
Denver, Colorado 80222                                       (since 1988) (real estate
                                                             development and
                                                             construction); Director, First
                                                             National Bank of Parker, N.A.,
                                                             Parker, Colorado.



                                     POSITIONS HELD          PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS         AGE         WITH THE FUND           DURING PAST 5 YEARS
----------------         ---         -------------           -----------------------
Richard C. Schulte       51          Director                President,
1860 Lincoln Street                                          Transportation Service
12th Floor                                                   Systems, Inc.; Employee,
Denver, Colorado                                             Southern Pacific Lines,
80295                                                        Denver, Colorado (since
                                                             1993); prior thereto,
                                                             Employee, Rio Grande
                                                             Industries, Denver,
                                                             Colorado (holding
                                                             company) (since 1991)
                                                             Vice President Finance
                                                             and Treasurer, Rio
                                                             Grande Holdings, Inc.,
                                                             Denver, Colorado (since
                                                             1990); and Vice
                                                             President, Denver & Rio
                                                             Grande Western Railroad
                                                             Company, Denver, Colorado

Roberta M. Wilson,        52         Director                Director of Finance,
  C.F.A.                                                     Denver Board of Water
1600 W. Twelfth                                              Commissioners, Denver,
Avenue                                                       Colorado.
Denver, Colorado
80254





Charles H. Anderson,      51         President               President and Executive
  C.F.A.                                                     Manager, Denver
1225 Seventeenth                                             Investment Advisors LLC
Street                                                       (since 1995); prior
26th Floor                                                   thereto President and
Denver, Colorado                                             Director of Portfolio
80202                                                        Management, Denver
                                                             Investment Advisors,
                                                             Inc.; former director  of
                                                             the Fund.

John R. Cormey,           48         Vice President          Vice President and
  C.F.A.                                                     Member, Denver
1225 Seventeenth                                             Investment Advisors LLC
Street                                                       (since 1995); prior
26th Floor                                                   thereto Vice President
Denver, Colorado                                             and Director of Fixed
80202                                                        Income, Denver
                                                             Investment Advisors,
                                                             Inc., Denver, Colorado
                                                             (since 1991).

Varilyn K. Schock,        34         Vice President          Vice President and
  C.F.A.                                                     Member, Denver
1225 Seventeenth                                             Investment Advisors LLC
Street                                                       (since 1995); prior
26th Floor                                                   thereto Vice President
Denver, Colorado                                             and Director of
80202                                                        Quantitative Strategies,
                                                             Denver Investment
                                                             Advisors, Inc. (since
                                                             1991).



                                     POSITIONS HELD          PRINCIPAL OCCUPATION(S)- YEARS
NAME AND ADDRESS         AGE         WITH THE FUND           DURING PAST 5
----------------         ---         -------------           ------------------------------
W. Bruce                  53         Secretary               Partner of the
McConnel, III                                                law firm of
Philadelphia                                                 Drinker Biddle &
National                                                     Reath,
Bank Building                                                Philadelphia, PA
1345 Chestnut
Street
Philadelphia, PA
19107



Steven G. Wine,           32         Treasurer               Employee, Denver
1225 Seventeenth                                             Investment
Street                                                       Advisors LLC
26th Floor                                                   (since 1995);
Denver, Colorado                                             prior thereto
80202                                                        Portfolio
                                                             Accounting
                                                             Analyst, Denver
                                                             Investment
                                                             Advisors, Inc.
                                                             (since 1988).

______________________________

     * Mr. Penland is considered by the Fund to be an "interested person" of the Fund (as defined in the Investment Company Act of 1940).

          No director or officer of the Fund who is also a director, officer, or employee of the investment adviser or any of its parents, received any remuneration from the Fund during 1995. The other directors taken as a group were either paid or had accrued directors' fees for 1995 from the Fund in the aggregate amount of $32,000. For the period ended June 30, 1996, the Fund paid or accrued for the account of its directors as a group $15,927. Drinker Biddle & Reath, of which W. Bruce McConnel, III, Secretary of the Fund, is a partner, receives fees from the Fund for services rendered as its legal counsel.

          In 1995 the directors received an annual retainer of $4,000 for serving as directors, plus a meeting fee of $1,000 for each regular Board meeting attended. The Fund expects the basis of such compensation will be the same during 1996.

          The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended December 31, 1995:

                               COMPENSATION TABLE

                                              PENSION OR                              TOTAL
                             AGGREGATE    RETIREMENT BENEFITS     ESTIMATED       COMPENSATION
                            COMPENSATION  ACCRUED AS PART OF   ANNUAL BENEFITS      FROM FUND
NAME OF PERSON               FROM FUND       FUND EXPENSES     UPON RETIREMENT  PAID TO DIRECTORS
--------------              ------------  -------------------  ---------------  -----------------
Charles H. Anderson/(1)/          $  -0-           $-0-               $-0-             $  -0-
Robert J. Greenebaum              $8,000           $-0-               $-0-             $8,000
Robert M. Inman                   $8,000           $-0-               $-0-             $8,000
Kenneth V. Penland                $  -0-           $-0-               $-0-             $  -0-
Richard C. Schulte                $8,000           $-0-               $-0-             $8,000
Roberta M. Wilson                 $8,000           $-0-               $-0-             $8,000

______________________

/(1)/   Mr. Anderson resigned from the Board of Directors on March 31, 1995.

     The Fund has a standing Audit Committee of the Board composed of Messrs. Inman, Greenebaum and Schulte, and Ms. Wilson. The functions of the Audit Committee are to meet with the Fund's independent auditors to review the scope and findings of the annual audit, discuss the Fund's accounting policies, discuss any recommendation of the independent auditors with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Committee by the Board of Directors.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of the date of this Statement of Additional Information, there were no "Control Persons" as that term is defined in the Investment Company Act of 1940 (the "1940 Act").

     As of December 10, 1996, Cede & Co. (as nominee for the Depository Trust Company), 55 Water Street, New York, New York 10041, held of record 7,599,045 shares of the outstanding securities of the Fund.

     As of the date of this Statement of Additional Information, the directors and officers as a group owned 1.3% of the common stock of the Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     Denver Investment Advisors LLC (the "Advisor") serves as investment advisor for the Fund and is located at 1225

Seventeenth Street, 26th Floor, Denver, Colorado 80202. Until March 31, 1995, Denver Investment Advisors, Inc. ("DIA, Inc.") served as investment advisor for the Fund. On March 31, 1995, the Advisor purchased certain of the assets and assumed certain of the liabilities and obligations of DIA, Inc., and the principal officers and all of the employees of DIA, Inc. became employed by the Advisor. This transaction caused the Fund's previous investment advisory agreement with DIA, Inc. to terminate automatically under the 1940 Act. The current investment advisory agreement was approved by the stockholders at a special meeting held on February 8, 1995. The current investment advisory agreement is substantially the same as the Fund's previous investment advisory agreement.

     Kenneth V. Penland, Chairman and a director of the Fund, is an officer and executive manager of the Advisor. Charles H. Anderson, President of the Fund, is an officer and executive manager of the Advisor. John R. Cormey and Varilyn K. Schock, both Vice Presidents of the Fund, are Vice Presidents and members of the Advisor. Steven G. Wine, Treasurer of the Fund, is an employee of the Advisor.

     For the fiscal years ended December 31, 1995, 1994 and 1993, the Fund paid the Advisor (and its predecessor DIA, Inc.) $587,436, $542,350 and $499,567, respectively, for investment advisory services. For the six months ended June 30, 1996, the Fund paid the Advisor $319,768 for investment advisory services.

     The Investment Advisory Agreement dated April 1, 1995 between the Fund and the Advisor (the "Agreement") provides that the advisory fee shall be reduced as required by expense limitations imposed upon the Fund by any state in which shares of the Fund are sold. The Fund is not presently subject to any such expense limitations.

     In the Agreement, the Advisor agrees, subject to the supervision of the Fund's Board of Directors, to provide a continuous investment program and strategy for the Fund, including investment research and management with respect to all of its securities, other investments, and cash equivalents and to make decisions with respect to and place orders for all purchases and sales of portfolio securities. The Agreement also requires the Advisor to prepare or supervise the preparation of reports to the Securities and Exchange Commission or any other governmental authority; provide personnel to act as officers of the Fund and pay the salaries of such officers; assist to the extent requested by the Fund with the Fund's preparation of its annual and semiannual reports to stockholders; transmit information concerning purchases and sales of the Fund's portfolio securities to the custodian for proper settlement; supply the Fund and its Board of Directors with reports and statistical data as requested; and prepare a quarterly brokerage allocation summary.

     The Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

ADMINISTRATOR

     For the fiscal years ended December 31, 1995, 1994 and 1993, the Fund paid American Data Services, Inc., the Fund's Administrator $94,708, $95,799 and $89,149, respectively, for administrative services. For the six months ended June 30, 1996, the Fund paid American Data Services, Inc. $47,227 for administrative services.

CUSTODIAN

     The custodian of the Fund's portfolio securities is Wells Fargo Bank, N.A., located at 633 Seventeenth Street, Denver, Colorado 80202. Pursuant to the Custody Agreement between the Fund and Wells Fargo Bank, Wells Fargo provides the following services: (i) maintains a separate account or accounts in the name of the Fund; (ii) holds and disburses portfolio securities on account of the Fund; (iii) collects and makes disbursements of money on behalf of the Registrant; (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio; (v) furnishes monthly to the Fund a detailed statement of property held for the Fund under the Custody agreement; (vi) maintains appropriate books and records for the Fund with respect to its duties under the Custody Agreement and (vii) makes periodic reports to the Fund concerning the Registrant's operations.

INDEPENDENT AUDITORS

     Ernst & Young LLP, 370 Seventeenth Street, Suite 4300, Denver, Colorado 80202, serves as the Fund's independent auditors, providing audit services including (1) audit of the annual financial statements, (2) assistance and consultation in connection with SEC filings, and (3) review of the income tax returns filed on behalf of the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Brokers are selected by the Advisor on the basis of best price and execution for the Fund. In assessing best price and execution available to the Fund, the Advisor will consider all factors it deems relevant, including the breadth, of the market in the security, the price of the security, the financial condition and execution capability of the broker/dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute particular transactions and in evaluating best net price and execution available, the Advisor is authorized to consider "brokerage and research services" (as defined in section 28(e) of the Securities Exchange Act of 1934), statistical quotations, including the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund and/or the Advisor or its affiliates. The Advisor is authorized to cause the Fund to pay to brokers or dealers who provide such brokerage and research services brokerage commissions which may be in excess of the amount that another broker or dealer would have charged for effecting the same transactions if the Advisor determines in good faith that such amount of commissions is reasonable in relation to the value of brokerage and research services provided by such brokers or dealers, viewed in terms of the particular transaction or in terms of all of the accounts over which the Advisor exercises investment discretion.

     Research material furnished by brokers without cost to the Advisor, if any, may tend to benefit Fund and other clients of the Advisor by improving the quality of advice given; not all such research material furnished may be used by the Advisor in connection with the Fund.

     During the fiscal years ended December 31, 1995, 1994 and 1993, the Fund paid brokerage commissions of $76,627, $143,071 and $102,406, respectively. For the six months ended June 30, 1996, the Fund paid brokerage commissions of $60,888.

                                   TAX STATUS

FEDERAL

     The Fund will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a "regulated investment company." By following this policy, the Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year the Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to stockholders). In such event, the Fund's dividend distributions to stockholders would be taxable as ordinary income to the extent of the current and accumulated earnings and profits of the Fund and would be eligible for the dividends received deduction in the case of corporate stockholders.

     Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its stockholders an amount equal to at least the sum of 90% of its investment company taxable income (if any) and 90% of its tax-exempt income (if any), net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income, including dividends, interest, and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of net long-term capital gain, if any, for the taxable year over the net short-term capital loss (if any), for such year. The Fund will be taxed on its undistributed investment company taxable income, if any. As stated, the Fund intends to distribute at least 90% of its investment company taxable income (if any) for each taxable year. To the extent such income is distributed by the Fund (whether in cash or additional shares), it will be taxable to stockholders as ordinary income.

     The Fund will not be treated as a regulated investment company under the Code if 30% or more of the Fund's gross income for a taxable year is derived from gains realized on the sale or other disposition of the following investments held for less than three months (the "Short-Short test"): (1) stock and securities (as defined in section 2(a)(36) of the 1940 Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to the Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by the Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     Any distribution of the excess of net long-term capital gains over net short-term capital losses is taxable to stockholders as long-term capital gains, regardless of how long the stockholder has held Fund shares and whether such gains are received in cash or additional Fund shares. The Fund will designate such a distribution as a capital gain dividend in a written notice mailed to stockholders after the close of the Fund's taxable year. It should be noted that, upon the sale of Fund shares, if the stockholder has not held such shares for more than six months, any loss on the sale of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum nominal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or 31% of gross sale proceeds upon sale paid to stockholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends or (iii) who have failed to certify to the Fund either that they are subject to backup withholding when required to do so or that they are "exempt recipients."

STATE

     Depending upon the extent of activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     Income distributions may be taxable to stockholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on U.S. government obligations which, if realized directly, would be exempt from such income taxes. Stockholders are advised to consult their tax advisers concerning the application of state and local taxes.

                              FINANCIAL STATEMENTS

     Stockholders receive unaudited semi-annual reports describing the Fund's investment operations and annual financial statements together with the report of the independent auditors of the Fund. The unaudited financial statements and notes thereto for the Fund contained in its Semi-Annual Report to Stockholders dated June 30, 1996 and the audited financial statements and notes thereto for the Fund contained in its Annual Report to Stockholders dated December 31, 1995, are incorporated by reference into this Statement of Additional Information. No other parts of the Semi-Annual Report or the Annual Report are incorporated by reference herein. The financial statements and related notes thereto for the Fund which appear in the Fund's Annual Report to Stockholders have been audited by Ernst & Young LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. Such audited financial statements and notes thereto have been incorporated herein in reliance upon such report of Ernst & Young LLP, independent auditors, given upon the authority of said firm as experts in accounting and auditing. Additional copies of the Semi-Annual Report and Annual Report may be obtained at no charge by telephoning the Fund at
(800) 624-4190.

                                   FORM N-2


PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          1.   Financial Statements

               (a)  Included in Part A hereof:

                    Financial Highlights for the period from commencement of operations to June 30, 1996.

               (b)  Included in Part B hereof:

                    The financial statements and related notes thereto for the fiscal period ended June 30, 1996, are incorporated herein by reference to the Semi-Annual Report to Stockholders of the Registrant as filed with the Securities and Exchange Commission on July 26, 1996 pursuant to Rule 30b2-1 of the Investment Company Act of 1940 (the "1940 Act") (No. 811-
                    5003).

                    The audited financial statements and related notes thereto as well as the auditor's report thereon for the fiscal year ended December 31, 1995 are incorporated herein by reference to the Annual Report to Stockholders as filed with the Securities and Exchange Commission on February 29, 1996 pursuant to Rule 30b2-1 of the 1940 Act (No. 811-5003).

          2.   Exhibits:

               Pursuant to Rule 8b-32 under the 1940 Act and Rule 24 of the Commission's Rules of Practice, Exhibits (a)(1), (a)(2), (b)(1),
               (b)(2), (b)(3), (d), (g)(2), (g)(3), (j), and (k)(1) are
               incorporated herein by reference as indicated below.

               (a)  (1)  Articles of Incorporation of Registrant are
                         incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-2 (No. 811-5003) filed on February 6, 1987.

                    (2) Articles of Amendment to Articles of Incorporation as adopted by the Registrant's Board of Directors on February 13, 1989, approved by the stockholders of the Registrant on May 11, 1989 and filed with the State of Maryland on July 13, 1989 are incorporated herein by reference to Exhibit (1)(b) of Amendment No. 6 to Registrant's Registration Statement on Form N-2 (No. 811-5003) filed on April 23, 1990.

               (b)  (1)  By-Laws of Registrant are incorporated herein by reference to Exhibit (2) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-2 (No. 811-5003) filed on March 27, 1987.

                    (2) Amendment to By-Laws of Registrant as adopted by Registrant's Board of Directors on February 13, 1989 is incorporated herein by reference to Exhibit 2(b) of Amendment No. 5 to Registrant's Registration Statement on Form N-2 (No. 811-5003) filed on May 2, 1989.

                    (3) Amendment to By-Laws of Registrant as adopted by Registrant's Board of Directors on March 1, 1990 is incorporated herein by reference to Exhibit 2(c) of Amendment No. 6 to Registrant's Registration Statement on Form N-2 (No. 811-5003) filed on April 23, 1990.

               (c)  Inapplicable.

               (d)  (1)  Specimen certificate for shares of common stock of
                         Registrant is incorporated herein by reference to Exhibits (4)(a) and (b) of Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-2 (No. 811-5003) filed on April 15, 1987.

                    (2)  Form of subscription certificate.

               (e)  Dividend Reinvestment and Cash Purchase Plan.

               (f)  Inapplicable.

               (g)  (1)  Investment Advisory Agreement dated April 1, 1995 between Registrant and Denver Investment Advisors LLC.

                    (2) Investment Advisory Agreement dated April 7, 1987, between Registrant and Denver Investment Advisors, Inc. is incorporated herein by reference to Exhibit (6)(a) of Amendment No. 4 to Registrant's Registration Statement on Form N-2 (No. 811-5003) filed on April 28, 1988.

                    (3) Administrative Services Agreement dated January 1, 1989 between Registrant and American Data Services, Inc. is incorporated herein by reference to Exhibit (6)(b) of Amendment No. 6 to Registrant's Registration Statement on Form N-2 (No. 811-5003) filed on April 23, 1990.

               (h)  Inapplicable.

               (i)  Inapplicable.

               (j) Custody Agreement dated December 27, 1988, between the Registrant and Wells Fargo Bank N.A. (formerly, First Interstate Bank of Denver, N.A.) is incorporated herein by reference to Exhibit (9) of Amendment No. 5 to Registrant's Registration Statement on Form N-2 (No. 811-5003) filed on May 2, 1989.

               (k)  (1)  Service Agreement dated March 1, 1990 between the
                         Registrant and Chase Mellon Shareholder Services, L.L.C. (formerly known as Mellon Securities Trust Company) as Transfer Agent, Registrar and Dividend Disbursing Agent for the Registrant is incorporated herein by reference to Exhibit 10(a) of Amendment No. 7 to Registrant's Registration Statement on Form N-2 (No. 811-5003) filed on April 26, 1991.

                    (2) Form of Subscription Agent Agreement between the Registrant and Chase Mellon Shareholder Services, L.L.C.

               (l)  Opinion and consent of counsel.

               (m)  Inapplicable.

               (n)  Consent of Ernst & Young LLP.

               (o)  Inapplicable.

               (p)  Inapplicable.

               (q)  Inapplicable.

               (r)  Financial Data Schedule.


ITEM 25.  MARKETING ARRANGEMENTS
          ----------------------

          Inapplicable.

ITEM 26   OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
          -------------------------------------------

          Inapplicable.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

          Inapplicable.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES
          -------------------------------

          As of October 31, 1996:

                (1)                                 (2)
          TITLE OF CLASS                 NUMBER OF RECORD HOLDERS
          --------------                 ------------------------

          Common Stock                              4,285
          par value $.01

ITEM 29.  INDEMNIFICATION
          ---------------

          Section 2-418 of the General Corporation Law of Maryland authorizes the indemnification of directors and officers of Maryland corporations under specified circumstances.

          Article VII, Section 7.4, of the Articles of Incorporation, incorporated herein by reference as Exhibit (1)(b), provides that the Registrant shall indemnify its directors and officers to the extent permitted by the Maryland General Corporation Law. In no event will registrant indemnify its directors or officers against any liability to the Corporation or its security holders to which such person would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Section 6.2 of the By-Laws, incorporated herein by reference as Exhibit (2)(a), provides that the Registrant shall indemnify its directors and officers to the full extent permissible under applicable state corporation law, the Securities Act of 1933, or the Investment Company Act of 1940, provided that such indemnification shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          Indemnification of the Registrant's Advisor is provided for in Section 8 of the Investment Advisory Agreement, included as Exhibit (g)(1) hereto.

          Registrant has obtained from Gulf Insurance Company, a directors' and officers' liability policy covering certain types of errors and omissions.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Registrant's directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
          ----------------------------------------------------

          Denver Investment Advisors LLC (the "Advisor") performs investment advisory services for the Registrant and certain other investment advisory customers. A description of the Advisor is included in Parts A and B of this Registration Statement. For information regarding the business, profession, vocation, or employment of a substantial nature that each director, executive officer, partner or member of the Advisor has been engaged in for his or her own account or in the capacity of director, officer, employee, partner, trustee or member, reference is made to the Form ADV (File #801-47933) filed by the Advisor under the Investment Advisers Act of 1940.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

          (a) Denver Investment Advisors LLC, 1225 17th Street, Denver, Colorado 80202 (records relating to its functions as investment advisor).

          (b) Wells Fargo Bank, N.A., 633 Seventeenth Street, Denver, Colorado 80202 (records relating to its function as custodian).

          (c) Chase Mellon Shareholder Services, L.L.C., 85 Challenger Road, Overpeck Centre, Ridgefield Park, NJ 07660 (records relating to its function as transfer agent, dividend disbursing agent, dividend and cash purchase plan agent, and subscription agent).

          (d) American Data Services, Inc., 755 New York Avenue, Huntington, New York 11743 (records relating to its function as administrator and accounting agent).

          (e) Drinker Biddle & Reath, PNB Building, 1345 Chestnut Street, Philadelphia, PA 19107 (Registrant's Articles of Incorporation, By-Laws, and Minute Books).

ITEM 32.  MANAGEMENT SERVICES
          -------------------

          Inapplicable.

ITEM 33.  UNDERTAKINGS
          ------------

          Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its Registration Statement, the net asset declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

          Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, a Statement of Additional Information.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 18th day of December, 1996.


                                    BLUE CHIP VALUE FUND, INC.

                                    By: /s/ Kenneth V. Penland
                                        ------------------------------
                                        Kenneth V. Penland
                                        Chairman

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Blue Chip Value Fund, Inc. has been signed by the following persons in the capacities and on the dates indicated.


     SIGNATURE                      TITLE                         DATE
     ---------                      -----                         ----

/s/ Kenneth V. Penland        Chairman of the Board
--------------------------    and Director (Principal       December 18, 1996
 Kenneth V. Penland           Executive Officer)


/s/ C. H. Todger Anderson     President                     December 18, 1996
--------------------------
Charles H. Anderson

Robert M. Inman*              Director                      December 18, 1996

Roberta M. Wilson*            Director                      December 18, 1996

Richard C. Schulte*           Director                      December 18, 1996

Robert J. Greenebaum*         Director                      December 18, 1996

/s/ Steven G. Wine            Treasurer (Principal          December 18, 1996
--------------------------    Accounting Officer and
Steven G. Wine                Principal Financial
                              Officer)



*By:/s/ Kenneth V. Penland
    -----------------------
    Kenneth V. Penland
    Attorney-in-fact

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.                                                            PAGE
----------                                                             ----


2(d)(2)   -    Form of Subscription Certificate ....................

2(e)      -    Dividend Reinvestment and Cash
               Purchase Plan........................................

2(g)(1)   -    Investment Advisory Agreement between
               Registrant and Denver Investment
               Advisors LLC.........................................

2(k)(2)   -    Form of Subscription Agent Agreement.................

2(1)      -    Opinion and Consent of Counsel.......................

2(n)      -    Consent of Ernst & Young LLP.........................

24        -    Power of Attorney....................................

27.1      -    Financial Data Schedule..............................

27.2      -    Financial Data Schedule..............................